Exhibit 10.6

sEVENTH AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS SEVENTH AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 1st day of November, 2016 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Nineteenth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of December 1, 2015.
B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.Deletion of Facilities.  Concurrently herewith, Landlord’s Affiliates are, with the consent of Tenant, selling and removing from the Lease, the Facilities identified on Schedule 2 hereto (the “Deleted Facilities”).  All references in the Lease to the Deleted Facilities are hereby deleted and have no further force and effect.

3.Security Deposit.  On or about the date hereof, Tenant has or will deliver to Landlord a replacement Letter of Credit in the amount of $6,000,000, which replacement Letter of Credit (the “New Letter of Credit”) shall, upon receipt by Landlord, be deemed to fully satisfy Tenant’s obligations under Section 20.1 of the Lease. Upon Landlord’s receipt of the New Letter of Credit, Landlord agrees to immediately return, or cause to be returned, to Tenant the existing Letter of Credit which it is holding pursuant to the terms of the Lease and any references in the Lease to a “Letter of Credit Original Amount” shall, from and after the date hereof, be deemed to refer to an amount equal to $6,000,000 and any references in the Lease to a “Letter of Credit” shall, from and after the date hereof, be deemed to refer to the New Letter of Credit.

4.Rent Schedule.  Schedule 1 of the Lease is hereby amended and restated to read in its entirety as set forth on Schedule 1 hereto.

5.Legal Descriptions.  Exhibit A of the Lease is hereby amended by the deletion of those Exhibits A related to the Deleted Facilities listed on Schedule 2 and corresponding to the applicable numbers referenced thereon.

6.Permitted Exceptions.  Exhibit B of the Lease is hereby amended by the deletion of those Exhibits B related to the Deleted Facilities listed on Schedule 2 and corresponding to the applicable numbers referenced thereon.

7.Facility Information.  Exhibit C of the Lease is hereby amended and restated to read in its entirety as set forth on Exhibit C hereto.

8.Bed Cap.  Notwithstanding any other provision hereof to the contrary, the number of licensed beds associated with the Deleted Facilities will not be treated as lost beds in determining Tenant’s compliance with the Bed Cap or the Bed Licensing Requirements.

9.Unsecured Debt. In consideration of the foregoing agreements, among Landlord and Tenant, Genesis Healthcare LLC is, as of the date hereof, entering into a  certain Promissory Note with Landlord.

10.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

11.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

12.Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

13.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

14.Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.    Each of Landlord and Welltower Inc. acknowledges that the Subtenants of the Deleted Facilities have been released from their liabilities under the Guaranty.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signature /s/ Jill Hahn Print Name: Jill Hahn Signature /s/ Robin Radde Print Name: Robin Radde	FC-GEN REAL ESTATE, LLC By: /s/ Justin Skiver Justin Skiver, Authorized Signatory

Signature /s/ Jill Hahn Print Name: Jill Hahn Signature /s/ Robin Radde Print Name: Robin Radde

WELLTOWER INC.

By: /s/ Justin Skiver

Justin Skiver, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

Signature Print Name Signature Print Name	GENESIS OPERATIONS LLC By: /s/ Michael Berg Michael Berg Title: Assistant Secretary Tax I.D. No.:26-0787826

Signature Print Name Signature Print Name	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael Berg Michael Berg Title: Assistant Secretary Tax I.D. No.: 27-3237005

Signature Print Name Signature Print Name	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael Berg Michael Berg, Assistant Secretary

Signature /s/ Jill Hahn Print Name: Jill Hahn Signature /s/ Robin Radde Print Name: Robin Radde	WELLTOWER INC. By: /s/ Justin Skiver Justin Skiver, Authorized Signatory (Signing only for the purpose of evidencing acceptance of §14 of the Amendment)

CONSENT OF GUARANTOR

In connection with the Nineteenth Amended and Restated Unconditional and Continuing Lease Guaranty (as amended, “Guaranty”) made by the undersigned Guarantors in favor of Landlord, as security for the Nineteenth Amended and Restated Master Lease Agreement between Landlord and Tenant, each of the undersigned hereby [i] consents to the foregoing Seventh Amendment to Nineteenth Amended and Restated Master Lease Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Nineteenth Amended and Restated Master Lease Agreement.

IN WITNESS WHEREOF, Guarantor executes and delivers this Consent of Guarantor effective as of the Amendment Effective Date.

PARENT:	GENESIS HEALTHCARE, INC. By: /s/ Michael Berg Michael Berg Title: Assistant Secretary Tax I.D. No.: 20‑3934755

COMPANY:	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael Berg Michael Berg Title: Assistant Secretary Tax ID No.: 27-3237005

SUBTENANTS:	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael Berg Michael Berg, Assistant Secretary